UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 2008

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 8, 2008, People’s United Financial, Inc. (“People’s United”) issued a press release announcing the merger consideration to be paid to former stockholders of Chittenden Corporation (“Chittenden”) as a result of the merger of Chittenden with and into People’s United effective January 1, 2008. The allocation of the merger consideration reflects the final results of elections submitted by Chittenden stockholders and the application of the proration procedures described in the merger agreement.

A copy of a press release announcing the foregoing is being filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	The following Exhibit is filed herewith.

Exhibit No.	Description
99.1	Press Release – Information regarding Merger Consideration

[signature appears on following page]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)
Date: January 8, 2008
	By:	/s/ Eric J. Appellof
(Signature)

	Name:	Eric J. Appellof
	Title:	Vice President and
Assistant Secretary

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EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Press Release – Information regarding Merger Consideration	99.1-1

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